Principal Variable Contracts Funds, Inc.
Supplement dated January 12, 2023
to the Statement of Additional Information dated May 1, 2022 as amended and restated September 14, 2022
(as previously supplemented)

(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
On December 13, 2022 the Funds’ Board elected Katharin (Kathy) S. Dyer and Frances P. Grieb as Independent Board Members effective January 26, 2023.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, delete the members of the Audit Committee and Operations Committee and replace with the following:

Committee and Independent Board Members
Audit Committee Victor Hymes, Chair Leroy T. Barnes, Jr. Frances P. Grieb Elizabeth A. Nickels Meg VanDeWeghe
Operations Committee Padel L. Lattimer, Chair Craig Damos Katharin S. Dyer Karrie McMillan

Under Independent Board Members, add the following in alphabetical order:

Katharin (“Kathy”) S. Dyer. Ms. Dyer has served as an Independent Board Member of the Fund Complex since January 2023. She is the founder and Chief Executive Officer of PivotWise, a firm providing strategic advice focused on digital transformation. Ms. Dyer currently serves as a director of Liquidity Services and the Grameen Foundation. She previously served as a director of Providence Health from 2019-2021, Noora Health from 2018-2021, YWCA of Nashville and Middle Tennessee from 2016-2022, and CARE from 2001-2013. She was formerly employed by IBM Global Services as a Global Partner and a member of the senior leadership team from 2016 to 2018. Ms. Dyer was a member of the Global Management Team at American Express Company from 2013 to 2015. Ms. Dyer earned her Bachelor of Arts from the University of Kentucky and her Master of Business Administration from the University of Maryland. Through her education, employment experience, and experience as a board member, Ms. Dyer is experienced with financial, information and digital technology, investment, and regulatory matters.

Frances P. Grieb. Ms. Grieb has served as an Independent Board Member of the Fund Complex since January 2023. Ms. Grieb currently serves as a director of First Interstate BancSystem, Inc. and the National Advisory Board of the College of Business at the University of Nebraska at Omaha. She is a member of the American Institute of Certified Public Accountants and the National Association of Corporate Directors. From 2014 to 2022, she served as a director of Great Western Bancorp, Inc. Ms. Grieb is a retired partner having served in various leadership roles at Deloitte LLP from 1982 to 2010. Ms. Grieb is a retired Certified Public Accountant. Ms. Grieb earned her Bachelor of Science in Business Administration with an emphasis in Accounting from the University of Nebraska at Omaha. Through her education, employment experience, and experience as a board member, Ms. Grieb is experienced with financial, accounting, investment, and regulatory matters.

Under Additional Information Regarding Board Members and Officers, in the INDEPENDENT BOARD MEMBERS table, add the following in alphabetical order:

INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Frances P. Grieb 711 High Street Des Moines, IA 50392 1960	Director, PFI and PVC (since 2023) Trustee, PDSRA and PETF (since 2023)	Retired	131	First Interstate BancSystems, Inc. (2022-present) Great Western Bancorp, Inc. and Great Western Bank (2014-2022)
Katharin S. Dyer 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2023) Trustee, PDSRA and PETF (since 2023)	Founder and Chief Executive Officer, Pivotwise (consulting services) Global Partner, IBM (technology company) from 2016 – 2018	131	Liquidity Services, Inc

In the Board Member Ownership of Securities section, add the following columns/rows alphabetically to the Independent Board Members Table:

Independent Board Members
Account/Portfolio	Dyer(2)	Grieb(2)
Accounts/Portfolios in this SAI	A	A
Total Fund Complex	A	A
(2) Appointment effective January 26, 2023.

In the Board Member and Officer Compensation section, add the following rows (alphabetically) and footnote to the table:

Board Member	Funds in this SAI(1)	Fund Complex
Katharin (“Kathy”) S. Dyer(2)	$0	$0
Frances P. Grieb(2)	$0	$0
(2) Ms. Dyer and Ms. Grieb were both elected to the Board effective January 26, 2023 and therefore did not receive compensation from the Funds or the Fund Complex for the fiscal year ended December 31, 2021.

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